                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS



The Board of Directors
Guilford Pharmaceuticals Inc.:

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Registration Statement.

                                                       KPMG LLP

Philadelphia, Pennsylvania
September 13, 1999